                                                                    EXHIBIT 99.2



                     CONSORCIO G GRUPO DINA, S.A. DE C.V.
                                     AND
                          MCII HOLDINGS (USA), INC.
             SENIOR SECURED DISCOUNT NOTES DUE NOVEMBER 15, 2002
                   (CUSIP NUMBERS 210308AC6 AND 0066053389)


                                 CONSENT FORM


                    for Consent to the Proposed Amendment
    Pursuant to the Consent Solicitation Statement Dated November 26, 1997

                  TO:  Consorcio G Grupo Dina, S.A. de C.V.
                                     and
                          MCII Holdings (USA), Inc.



   By Courier, Hand Delivery, or Mail,       By Facsimile Transmission:
      First Class Postage Prepaid:

       MCII Holdings (USA), Inc.                    (847) 299-9965
          10 East Golf Road
       Des Plaines, Illinois 60016         To Confirm Receipt of Facsimile
       Attention: James D. Guerra                   Transmission:
          (847) 299-9900                            (847) 299-9900

     The Consent Solicitation is made by Consorcio G Grupo Dina, S.A. de C.V. ("Grupo Dina") and MCII Holdings (USA), Inc. ("MCII Holdings" or the "Company" and, together with Grupo Dina, the "Issuers"), only to Holders (as defined below) of the Senior Secured Discount Notes due November 15, 2002 (the "Notes") of the Issuers, as described in the accompanying Consent Solicitation Statement dated November 26, 1997 (the "Consent Solicitation Statement"). The term "Holder" as used herein means any holder of record of the Notes as of 5:00 p.m., New York City time, on November 25, 1997 (the "Record Date").
Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement. The Consent Solicitation expires at 10:00 a.m., New York City time on December 10, 1997, unless extended.

     HOLDERS WHO WISH TO CONSENT MUST DELIVER THEIR PROPERLY COMPLETED AND EXECUTED CONSENT FORMS BY MAIL, FIRST-CLASS POSTAGE PREPAID, HAND DELIVERY, OVERNIGHT COURIER OR BY FACSIMILE TRANSMISSION (WITH AN ORIGINAL TO BE DELIVERED SUBSEQUENTLY) TO THE ISSUERS (NOT TO THE TRUSTEE) AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH ABOVE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN AND IN THE CONSENT SOLICITATION STATEMENT. HOWEVER, THE ISSUERS RESERVE THE RIGHT TO ACCEPT ANY CONSENT RECEIVED BY THE TRUSTEE. UNDER NO CIRCUMSTANCES SHOULD ANY PERSON TENDER OR DELIVER NOTES TO THE ISSUERS OR THE TRUSTEE AT ANY TIME.

     Only Holders are eligible to consent to the Proposed Amendment. Any beneficial owner of the Notes who is not a Holder of such Notes must arrange with the person who is the Holder or such Holder's assignee or nominee to execute and deliver a Consent Form on behalf of such beneficial owner. FOR PURPOSES OF THE CONSENT SOLICITATION, THE DEPOSITORY TRUST COMPANY ("DTC") HAS AUTHORIZED DTC PARTICIPANTS ("PARTICIPANTS") SET FORTH IN THE POSITION LISTING OF DTC AS OF THE RECORD DATE TO EXECUTE CONSENT FORMS AS IF THEY WERE THE HOLDERS OF THE NOTES HELD OF RECORD IN THE NAME OF DTC OR THE NAME OF ITS NOMINEE. ACCORDINGLY, FOR PURPOSES OF THE CONSENT SOLICITATION, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH PARTICIPANTS. The Issuers reserve the right to establish from time to time any new date as the Record Date and, thereupon, any such new date will be deemed to be the "Record Date" for purposes of the Consent Solicitation.

                                   CONSENT

     By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement. The undersigned hereby represents and warrants that the undersigned is a Holder of the Notes indicated below and has full power and authority to take the action indicated below in respect of such Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to perfect the undersigned's consent.

     The undersigned acknowledges that the undersigned must comply with the provisions of this Consent Form, and complete the information required herein, to validly consent to the Proposed Amendment set forth in the Consent Solicitation Statement. The effectiveness of the Proposed Amendment is conditioned on, among other things, (i) there being received (and not revoked) on or prior to the Expiration Date (as defined below), the effective consent to the Proposed Amendment by at least a majority in aggregate principal amount of Notes that are outstanding as of the Record Date and (ii) the execution of the Supplemental Indenture by the Issuers and the Trustee.

     Please indicate by marking the appropriate box below whether you wish to
(i) consent to the Proposed Amendment or (ii) not consent to the Proposed Amendment. The undersigned acknowledges that Consent Forms delivered pursuant to any one of the procedures described under the heading "The Consent Solicitation--Procedures for Consenting" in the Consent Solicitation Statement and in the instructions hereto will constitute a binding agreement among the undersigned and the Issuers upon the terms and subject to the conditions of the Consent Solicitation. The undersigned further understands that if no box is checked, but this Consent Form is executed and delivered to the Issuers, the undersigned will be deemed to have consented to the Proposed Amendment. The undersigned hereby agrees that it will not revoke any consent it grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.


===========================================================================
               CONSENT                         DO NOT CONSENT

                [  ]                                [  ]
===========================================================================



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

     Unless otherwise specified in the table below, this Consent Form relates to the total principal amount of the Notes held of record by the undersigned at the close of business on the Record Date. If this Consent Form relates to less than the total principal amount of the Notes so held, the undersigned has listed on the table below the serial numbers (with respect to the Notes not held by depositaries) and principal amount of the Notes for which consent is given. If the space provided below is inadequate, list the certificate numbers and aggregate principal amounts on a separate signed schedule and affix the list to this Consent Form.

     The undersigned authorizes the Issuers to deliver this Consent Form and any proxy delivered in connection herewith to the Trustee as evidence of the undersigned's actions with respect to the Proposed Amendment.

--------------------------------------------------------------------------------
               DESCRIPTION OF THE SENIOR SECURED DISCOUNT NOTES
                           DUE NOVEMBER 15, 2002 OF
                     CONSORCIO G GRUPO DINA, S.A. DE C.V.
                                     AND
                          MCII HOLDINGS (USA), INC.
                   (CUSIP NUMBERS 210308AC6 AND 0066053389)
--------------------------------------------------------------------------------
                                                              Principal Amount
                                                              With Respect to
Name and Address       Certificate     Aggregate Principal    Which Consents are
of Holder              Number(s)*      Amount of Note(s)**    Given**
--------------------------------------------------------------------------------

                     -----------------------------------------------------------

                     -----------------------------------------------------------

                     -----------------------------------------------------------

                     -----------------------------------------------------------
                       TOTAL:  PRINCIPAL AMOUNT CONSENTING $________________.
--------------------------------------------------------------------------------
*    Need not be completed by Holders whose Notes are held of record by depositories.
**   Unless otherwise indicated in the column labeled "Principal Amount
     With Respect to Which Consents Are Given," the Holder will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled "Aggregate Principal Amount of Note(s)." All principal amounts must be in multiples of $1,000.
--------------------------------------------------------------------------------


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
                          IMPORTANT - READ CAREFULLY

     If this Consent Form is executed by the Holder, it must be executed in exactly the same manner as the name of the Holder appears on the Notes. An authorized DTC Participant must execute this Consent Form exactly as its name appears on DTC's position listing as of the Record Date. If the Notes are held of record by two or more joint Holders, all such Holders must sign the Consent Form. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Issuers of such person's authority to so act. If the Notes are registered in different names, separate Consent Forms must be executed covering each form of registration. If a Consent Form is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to the Issuers to vote the applicable Notes on behalf of the Holder.

================================================================================
             SENIOR SECURED DISCOUNT NOTES DUE NOVEMBER 15, 2002
                 OF CONSORCIO G GRUPO DINA, S.A. DE C.V. AND
                          MCII HOLDINGS (USA), INC.
================================================================================
                                  SIGN HERE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Signature(s) of Holder(s)
Date:
     ---------------------------------------------------------------------------
Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (Please Print)

Capacity (full title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                              (Include Zip Code)

Area Code and Telephone No.:
                            ----------------------------------------------------

Tax Identification or Social Security No.:
                                          --------------------------------------
================================================================================
                           GUARANTEE OF SIGNATURE(S)
                 (IF REQUIRED, SEE INSTRUCTIONS 5 AND 6 BELOW)


Authorized Signature:
                     -----------------------------------------------------------
Name and Title:
               -----------------------------------------------------------------
                                (Please Print)
Date:
     ---------------------------------------------------------------------------
Name of Firm:
             -------------------------------------------------------------------

================================================================================


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

               INSTRUCTIONS FOR CONSENTING HOLDERS FORMING PART
           OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION

     1. DELIVERY OF THIS CONSENT FORM. Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Consent Form and any other documents required by this Consent Form must be received by the Issuers at the address or facsimile number set forth on the cover hereof on or prior to the Expiration Date (provided that the executed original of each document sent by facsimile transmission on or prior to the Expiration Date must be received by the Issuers at the address prior to 5:00 p.m., New York City time, on the third business day following the Expiration Date). THE METHOD OF DELIVERY OF THIS CONSENT FORM AND ALL OTHER REQUIRED DOCUMENTS TO THE ISSUERS IS AT THE RISK OF THE HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE ISSUERS. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO CONSENT FORM SHOULD BE SENT TO ANY PERSON OTHER THAN THE ISSUERS.

     Any beneficial owner of the Notes who is not a Holder of the Notes must arrange with the person who is the Holder (e.g., held in the name of DTC or the beneficial owner's broker, dealer, commercial bank, trust company or other nominee institution) or such Holder's assignee or nominee to execute and deliver this Consent Form on behalf of such beneficial owner.

     2. EXPIRATION DATE. The Consent Solicitation expires at 10:00 a.m., New York City time on December 10, 1997, unless the Issuers, in their discretion, extend the period during which the Consent Solicitation is open, in which case the term "Expiration Date" shall mean, with respect to the Consent Solicitation as so extended, the latest date and time to which such Consent Solicitation is extended. In order to extend the Expiration Date, the Issuers will give notice to all Holders who have received the Consent Solicitation Statement and this Consent Form. The Issuers may extend the Consent Solicitation on a daily basis or for a specified period of time.

     3. QUESTIONS REGARDING VALIDITY, FORM, LEGALITY, ETC. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by the Issuers whose determinations will be binding. The Issuers reserve the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of the Issuers' counsel, be unlawful. The Issuers also reserve the right to waive any irregularities in connection with deliveries which must be cured within such time as the Issuers determine. None of the Issuers, the Trustee or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. The Issuers' interpretation of the terms and conditions of the Consent Solicitation (including this Consent Form and the accompanying Consent Solicitation Statement and the instructions hereto and thereto) will be binding on all parties.

     4. HOLDERS ENTITLED TO CONSENT. Only a Holder as defined herein (or its representative or attorney-in-fact) or another person who has complied with the procedures set forth below may execute and deliver a Consent Form. Any beneficial owner or registered holder of the Notes who is not the Holder thereof (e.g., held in the name of DTC or the beneficial owner's broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such Holder(s) or



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

such Holder's assignee or nominee to execute and deliver this Consent Form on behalf of such beneficial owner. FOR PURPOSES OF THE CONSENT SOLICITATION, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE DTC PARTICIPANTS THROUGH WHICH A BENEFICIAL OWNER'S NOTES MAY BE HELD OF RECORD AS OF THE RECORD DATE IN DTC. A consent by a Holder is a continuing consent notwithstanding that ownership of a Note has been transferred subsequent to the Record Date, unless the Holder timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

     5. SIGNATURES ON THIS CONSENT FORM. If this Consent Form is signed by the Holder(s) of the Notes with respect to which this consent is given, the signature(s) of such Holder(s) must correspond with the name(s) as contained on the books of the register maintained by the Trustee or as set forth in DTC's position listing without alteration, enlargement or any change whatsoever.

     If any of the Notes with respect to which this consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Consent Form. If any Notes with respect to which this consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Consent Form and any necessary accompanying documents as there are different Holders.

     If this Consent Form is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate such fact when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Consent Form.

     6. SIGNATURE GUARANTEES. All signatures on this Consent Form must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an "Eligible Institution"). However, signatures need not be guaranteed if this Consent is given by or for the account of an Eligible Institution. If the Holder of the Notes is a person other than the signer of this Consent Form, see Instruction 5.

     7. REVOCATION OF CONSENT. Any Holder of the Notes as to which a consent has been given may revoke such consent as to such Notes or any portion of such Notes (in integral multiples of $1,000) by delivering a written notice of revocation or a changed Consent Form bearing a date later than the date of the prior Consent Form with the Issuers at any time prior to the Requisite Consent Date, or after December 29, 1997. Each Holder of Notes who delivers a consent agrees that it will not revoke its consent after receipt by the Issuers of the Requisite Consents, and that until such time such Holder will not revoke its consent except in accordance with the conditions and procedures for revocation of consents provided herein. Holders may also revoke consents after December 29, 1997. THE TRANSFER OF THE NOTES AFTER THE RECORD DATE WILL NOT HAVE THE EFFECT OF REVOKING ANY CONSENT THERETOFORE VALIDLY GIVEN BY A HOLDER OF SUCH NOTES, AND EACH PROPERLY COMPLETED AND EXECUTED CONSENT FORM WILL BE COUNTED NOTWITHSTANDING ANY TRANSFER OF THE NOTES TO WHICH SUCH CONSENT RELATES, UNLESS THE PROCEDURE FOR REVOKING CONSENTS DESCRIBED BELOW HAS BEEN COMPLIED WITH.

     To be effective, a notice of revocation must be in writing, must contain the name of the Holder, and the aggregate principal amount of the Notes to which it relates and must be (a) signed in the same manner as the original Consent Form or (b) accompanied by a duly executed proxy or other authorization (in form satisfactory to the Issuers). Revocation of consents must be sent to the Issuers at the address set forth in this Consent Form.

     To be effective, the revocation must be executed by the Holder of such Notes in the same manner as the name of such Holder appears on the books of the register maintained by the Trustee or as set forth in DTC's position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A REVOCATION OF A CONSENT WILL BE EFFECTIVE ONLY AS TO THE NOTES LISTED ON THE REVOCATION AND ONLY IF SUCH REVOCATION COMPLIES WITH THE PROVISIONS OF THIS CONSENT FORM AND THE CONSENT SOLICITATION STATEMENT. Only a Holder of the Notes is entitled to revoke a consent previously given. A beneficial owner of the Notes must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Notes. A transfer of Notes after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Amendment. A purported notice of revocation that is not received by the Issuers in a timely fashion and accepted by the Issuers as a valid revocation will not be effective to revoke a consent previously given.

     A REVOCATION OF A CONSENT MAY ONLY BE RESCINDED BY THE DELIVERY OF A WRITTEN NOTICE OF REVOCATION OR THE EXECUTION AND DELIVERY OF A NEW CONSENT FORM. A HOLDER WHO HAS DELIVERED A REVOCATION MAY THEREAFTER DELIVER A NEW CONSENT FORM BY FOLLOWING ONE OF THE DESCRIBED PROCEDURES AT ANY TIME PRIOR TO THE EXPIRATION DATE.

     The Issuers reserve the right to contest the validity of any revocations.

     8. WAIVER OF CONDITIONS. The Issuers reserve the absolute right, subject to applicable law, to amend, waive or modify the terms and conditions of the Consent Solicitation.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Requests for assistance in completing and delivering Consent Forms or for additional copies of the Consent Solicitation Statement, this Consent Form or other related documents should be directed to the Issuers:


                          MCII HOLDINGS (USA), INC.
                              10 East Golf Road
                         Des Plaines, Illinois 60016
                          Attention: James D. Guerra
                                (847) 299-9900

     Any question regarding the Consent Solicitation may be directed to the Solicitation Agent at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Consent Solicitation.


              The Paying Agent for the Consent Solicitation is:

                       HARRIS TRUST COMPANY OF NEW YORK
                          Telephone: (212) 701-7666


           The Solicitation Agent for the Consent Solicitation is:

                             SALOMON BROTHERS INC
                           Seven World Trade Center
                           New York, New York 10048
                          Attention: Michael Zicari
                          Telephone: (212) 783-3738
                          Facsimile: (212) 283-2318




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